UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 2001


                                 C-COR.net Corp.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                        0-10726              24-0811591
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)               Number)         Identification No.)

               60 Decibel Road, State College, Pennsylvania 16801
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (814) 238-2461


         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K dated December 28, 2001 and filed on January 25, 2002, to provide updated financial statements and pro forma information filed as Item 7 - Financial Statements and Exhibits.

The updated financial statements reflect the devaluation of the Argentine peso that occurred on January 11, 2002. Although the devaluation occurred subsequent to the balance sheet date, the Argentine government had placed restrictions on the exchange of currency that were in effect on the balance sheet date. Therefore, in accordance with guidance set forth in Emerging Issues Task Force D-12, Foreign Currency Translation - Selection of Exchange Rate When Trading is Temporarily Suspended, the exchange rate in effect when market trading resumed on January 11, 2002 was used to prepare the December 28, 2001 financial statements. That rate was 1.65 Argentine pesos to one dollar U.S. currency; previously the two currencies had been pegged on a one-to-one basis.

The effect of the devaluation on the Condensed Consolidated Statements of Operations was to increase net income by $464,000 in the thirteen week period ended December 28, 2001 and to decrease net loss by a like amount in the twenty-six week period ended on the same date. Certain net assets of C-COR's Argentine subsidiary, including cash deposits, accounts receivable, and accounts payable are denominated in U.S. dollars and converted into Argentine pesos, which is the functional currency of the Argentine subsidiary. The conversion into pesos at the 1.65:1 exchange ratio resulted in the $464,000 gain in both periods.

The devaluation had no effect on the Pro Forma Condensed Consolidated Statements of Operations as the Company considers the gain on currency conversion to be a nonrecurring event.

The effect of the devaluation on the Consolidated Balance Sheet as of December 28, 2001 was to reduce shareholders' equity by $3.6 million as various assets and liabilities were recalculated taking into account the devaluation. In accordance with Statement of Financial Accounting Standards No. 52, Foreign Currency Translation, translation adjustments from foreign exchange rate changes are recorded as a component of other comprehensive income (or loss) and charged to shareholders' equity.



Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Updated financial statements and pro forma information for the thirteen week and twenty-six week periods ended December 28, 2001 and December 29, 2000.


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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             C-COR.net Corp.
                                             (Registrant)


Date: February 11, 2002                  /s/ William T. Hanelly
                                        ---------------------------------------
                                             William T. Hanelly
                                             Chief Financial Officer, Secretary
                                               and Treasurer

Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                           Thirteen Weeks Ended
                                                           ---------------------
                                                           Dec. 28,    Dec. 29,
                                                             2001        2000
                                                           --------- -----------

Net sales                                                  $ 67,171      66,045
Cost of sales                                                46,657      48,372
                                                           --------    --------
Gross margin                                                 20,514      17,673

Operating expenses:
   Selling and administrative                                11,130       7,387
   Research and product development                           7,624       4,389
   Amortization of goodwill and other intangibles             1,904          82
   Restructuring costs                                         (401)        650
                                                           --------    --------
      Total operating expenses                               20,257      12,508

Income from operations                                          257       5,165

Interest expense                                                (64)        (16)
Investment income                                               497       1,902
Other income, net                                               502          90
                                                           --------    --------
Income before income taxes                                    1,192       7,141
Income tax expense                                              695       2,857
                                                           --------    --------
Income from continuing operations                               497       4,284

Discontinued operations
    Loss on disposal of discontinued business
      segment, net of tax                                         -          (5)
                                                           --------    --------
Net income                                                 $    497    $  4,279
                                                           ========    ========

Net income per share - basic:
   Continuing operations                                   $   0.02    $   0.13
   Loss on disposal of discontinued operations                  -           -
                                                           --------    --------
Net income                                                 $   0.02    $   0.13
                                                           ========    ========

Net income per share - diluted:
   Continuing operations                                   $   0.01    $   0.13
   Loss on disposal of discontinued operations                  -           -
                                                           --------    --------
Net income                                                 $   0.01    $   0.13
                                                           ========    ========

Weighted average common shares and
    common share equivalents
      Basic                                                  32,129      32,955
      Diluted                                                33,517      34,032

Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                         Twenty-six Weeks Ended
                                                        ------------------------
                                                           Dec. 28,    Dec. 29,
                                                             2001        2000
                                                        ------------------------

Net sales                                               $  119,196    $ 144,380
Cost of sales                                               85,098      105,414
                                                        ----------    ---------
Gross margin                                                34,098       38,966

Operating expenses:
   Selling and administrative                               21,850       16,250
   Research and product development                         14,324        8,813
   Amortization of goodwill and other intangibles            3,808          164
   Restructuring costs                                       1,102          650
                                                        ----------    ---------
      Total operating expenses                              41,084       25,877

Income (loss) from operations                               (6,986)      13,089

Interest expense                                               (89)         (29)
Investment income                                            1,000        3,917
Other expense, net                                          (1,259)         (88)
                                                        ----------    ---------

Income (loss) before income taxes                           (7,334)      16,889

Income tax expense (benefit)                                (2,460)       6,791
                                                        ----------    ---------
Income (loss) from continuing operations                    (4,874)      10,098

Discontinued operations
    Loss on disposal of discontinued business
      segment, net of tax                                        -           (4)
                                                        ----------    ---------
Net income (loss)                                       $   (4,874)   $  10,094
                                                        ==========    =========

Net income (loss) per share - basic:
   Continuing operations                                $    (0.15)   $    0.30
   Loss on disposal of discontinued operations                  -           -
                                                        ----------    ---------
Net income (loss)                                       $    (0.15)   $    0.30
                                                        ==========    =========

Net income (loss) per share - diluted:
   Continuing operations                                $    (0.15)   $    0.29
   Loss on disposal of discontinued operations                  -           -
                                                        ----------    ---------
Net income (loss)                                       $    (0.15)   $    0.29
                                                        ==========    =========

Weighted average common shares and
    common share equivalents
      Basic                                                 32,304       33,498
      Diluted                                               32,304       35,226

Pro Forma Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                           Thirteen Weeks Ended
                                                         -----------------------
                                                            Dec. 28,   Dec. 29,
                                                              2001       2000
                                                         -----------------------

Net sales                                                $   67,171  $   66,045
Cost of sales                                                46,657      48,372
                                                         ----------  ----------
Gross margin                                                 20,514      17,673
Operating expenses:
   Selling and administrative                                11,130       7,387
   Research and product development                           7,624       4,389
                                                         ----------  ----------
      Total operating expenses                               18,754      11,776

Income from operations                                        1,760       5,897

Interest expense                                                (64)        (16)
Investment income                                               497       1,902
Other income, net                                                38          90
                                                         ----------  ----------

Income before income taxes                                    2,231       7,873

Income tax expense                                            1,281       3,131
                                                         ----------  ----------
Net income                                               $      950  $    4,742
                                                         ==========  ==========

Net income per share:
   Basic                                                 $     0.03  $     0.14
   Diluted                                               $     0.03  $     0.14

Weighted average common shares and
    common share equivalents
      Basic                                                  32,129      32,955
      Diluted                                                33,517      34,032

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net income as follows:


Net income per GAAP                                      $      497  $    4,279
  Pro forma adjustments:

    Amortization of goodwill and other intangibles            1,904          82
    Restructuring costs                                        (401)        650
    Gain on foreign currency transactions                      (464)          -
    Loss on disposal of discontinued operations,
        net of tax                                                -           5
    Adjustment for income taxes                                (586)       (274)
                                                         ----------  ----------

Pro forma net income from continuing operations          $      950  $    4,742
                                                         ==========  ==========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

Pro Forma Condensed Consolidated Statements of Operations
(unaudited, in thousands except per share amounts)

                                                         Twenty-six Weeks Ended
                                                          Dec. 28,    Dec. 29,
                                                            2001        2000
                                                        -----------  -----------

Net sales                                               $  119,196   $  144,380
Cost of sales                                               85,098      105,414
                                                        ----------   ----------
Gross margin                                                34,098       38,966

Operating expenses:
   Selling and administrative                               21,850       16,250
   Research and product development                         14,324        8,813
                                                        ----------   ----------
      Total operating expenses                              36,174       25,063

Income (loss) from operations                               (2,076)      13,903

Interest expense                                               (89)         (29)
Investment income                                            1,000        3,917
Other expense, net                                            (423)         (88)
                                                        ----------   ----------

Income (loss) before income taxes                           (1,588)      17,703

Income tax expense (benefit)                                  (131)       7,098
                                                        ----------   ----------
Net income (loss)                                       $   (1,457)  $   10,605
                                                        ==========   ==========

Net income (loss) per share:

   Basic                                                $    (0.05)  $     0.32
   Diluted                                              $    (0.05)  $     0.30

Weighted average common shares and
    common share equivalents
      Basic                                                 32,304       33,498
      Diluted                                               32,304       35,226

* The above pro forma condensed consolidated statements of operations have been adjusted to exclude the following non-operational and non-recurring items and reconcile to generally accepted accounting principles (GAAP) net income (loss) as follows:

Net income (loss) per GAAP                              $   (4,874)  $   10,094
  Pro forma adjustments:

    Amortization of goodwill and other intangibles           3,808          164
    Restructuring costs                                      1,102          650
    Provision for impairment of note receivable              1,300            -
    Gain on foreign currency transactions                     (464)           -
    Loss on disposal of discontinued operations,
        net of tax                                               -            4
    Adjustment for income taxes                             (2,329)        (307)
                                                        ----------   ----------
Pro forma net (loss) income from continuing operations  $   (1,457)  $   10,605
                                                        ==========   ==========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, GAAP and may be different from the pro forma information provided by other companies.

Consolidated Balance Sheets
(in thousands of dollars)


                                                           Dec. 28,    June 29,
                                                             2001        2001
                                                        ------------  ----------
                                                         (Unaudited)
ASSETS
Current assets
  Cash and cash equivalents                             $   58,214   $   87,891
  Marketable securities                                      5,035       13,002
  Interest receivables                                         184          426
  Accounts and notes receivables, net                       45,937       26,167
  Inventories                                               49,204       34,809
  Deferred taxes                                            17,067       12,250
  Other                                                      4,904        9,740
                                                        ----------   ----------
Total current assets                                       180,545      184,285

Property, plant and equipment, net                          27,648       21,609
Intangible assets, net                                      29,008       22,994
Deferred taxes                                               7,813        6,851
Other long-term assets                                       3,198        2,966
                                                        ----------   ----------
Total                                                   $  248,212   $  238,705
                                                        ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                                      $   14,552   $   12,723
  Accrued liabilities                                       35,156       18,297
  Current portion of long-term debt                            256          264
                                                        ----------   ----------
Total current liabilities                                   49,964       31,284

Long-term debt, less current portion                         1,733        1,501
Other long-term liabilities                                  2,254        2,011
Shareholders' equity                                       194,261      203,909
                                                        ----------   ----------
Total                                                   $  248,212   $  238,705
                                                        ==========   ==========